Firsthand Technology Opportunities Fund

Portfolio of Investments, March 31, 2026 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 93.1%
Building Materials — 0.7%
Aspen Aerogels, Inc.*	90,000	$307,800
Total Building Materials (Cost $2,123,117)
Commercial Services — 4.4%
Chegg, Inc.*	260,000	192,738
Coursera, Inc.*	10,000	58,200
Toast, Inc., Class A*	60,000	1,590,600
Total Commercial Services (Cost $7,568,811)
Computers — 1.7%
Zscaler, Inc.*	5,000	701,450
Total Computers (Cost $1,055,870)
Defense & Aerospace — 9.3%
Rocket Lab Corp.*	60,000	3,853,200
Total Defense & Aerospace (Cost $1,911,179)
Electric — 2.4%
Oklo, Inc.*	20,000	991,800
Total Electric (Cost $1,204,896)
Electronics — 5.8%
Coherent Corp.*	10,000	2,382,100
Tempo Automation Holdings, Inc.*(1)(2)	320,000	0
Total Electronics (Cost $623,296)
Financial — 3.5%
Coinbase Global, Inc., Class A*	1,000	174,610
SoFi Technologies, Inc.*	80,000	1,270,400
Total Financial (Cost $1,642,745)
Industrials — 6.5%
Bloom Energy Corp. , Class A*	20,000	2,709,800
Total Industrials (Cost $3,031,098)
Internet — 36.1%
Netflix, Inc.*	40,000	3,846,000
Palo Alto Networks, Inc.*	10,000	1,603,200
Robinhood Markets, Inc., Class A*	15,000	1,039,500
Roku, Inc.*	70,000	6,623,400
Uber Technologies, Inc.*	25,000	1,798,250
Total Internet (Cost $7,036,579)
Semiconductors — 8.8%
ASM International N.V.	2,500	1,884,700
Broadcom, Inc.	5,000	1,547,550
Revasum, Inc.*(1)(2)(3)	28,367,549	0
Wolfspeed, Inc.*	12,109	197,619
Total Semiconductors (Cost $17,164,511)

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, March 31, 2026 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software — 9.4%
Domo, Inc., Class B*	250,000	$765,000
MongoDB, Inc.*	5,000	1,223,850
Palantir Technologies, Inc., Class A*	13,000	1,901,640
Total Software (Cost $6,510,958)
Telecommunications — 4.5%
Arista Networks, Inc.*	15,000	1,841,700
Total Telecommunications (Cost $1,563,397)
Total Common Stocks (Cost $51,436,457)
INVESTMENT COMPANY — 6.9%
Fidelity Investments Money Market Fund - Treasury Portfolio 3.55%(4)(5)	2,842,793	2,842,793
Total Investment Company (Cost $2,842,793)

Total Investments (Cost $54,279,250) — 100.0%		41,347,900
Other assets in excess of liabilities — 0.0%		8,271
NET ASSETS - 100.0%		$41,356,171

*	Non-income producing security.
(1)	Restricted/illiquid security (0.0% of net assets).
(2)	Fair Value Level 3 security (0.0% of net assets).
(3)	Affiliated issuer.
(4)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.
(5)	The rate shown is the 7 day annualized yield at March 31, 2026.

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, March 31, 2026 (unaudited)

Securities Valuation—The Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.
2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.
3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted policies and procedures to be followed when the Fund must utilize fair value pricing.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, March 31, 2026 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2026:

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Common Stocks
Building Materials	$307,800	$—	$—
Commercial Services	1,841,538	—	—
Computers	701,450	—	—
Defense & Aerospace	3,853,200	—	—
Electric	991,800	—	—
Electronics	2,382,100	—	0
Financial	1,445,010	—	—
Industrials	2,709,800	—	—
Internet	14,910,350	—	—
Semiconductors	3,629,869	—	0
Software	3,890,490	—	—
Telecommunications	1,841,700	—	—
Total Common Stocks	38,505,107	—	0
Investment Company	2,842,793	—	—
Total	$41,347,900	$—	$0

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

As of the period ended March 31, 2026, Level 3 investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

4